UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAM RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 7, 2013.

LAM RESEARCH CORPORATION

LAM RESEARCH CORPORATION

ATTN: INVESTOR RELATIONS

4650 CUSHING PARKWAY, CA-1

FREMONT, CA 94538

Meeting Information
Meeting Type:	Annual Stockholders Meeting
For holders as of:	September 9, 2013
Date: November 7, 2013 Time: 9:30 AM PST
Location: 4650 Cushing Parkway
Building CA1 Auditorium
Fremont, California 94538

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice and Proxy Statement and Annual Report Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2013 to facilitate timely delivery.

—— How To Vote ——

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any requirements for meeting attendance. At the 2013 annual stockholder meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR all of the nominees listed in proposal 1:
1. Election of Directors
Nominees:

01)	Martin B. Anstice	07)	Catherine P. Lego
02)	Eric K. Brandt	08)	Stephen G. Newberry
03)	Michael R. Cannon	09)	Krishna C. Saraswat
04)	Youssef A. El-Mansy	10)	William R. Spivey
05)	Christine A. Heckart	11)	Abhijit Y. Talwalkar
06)	Grant M. Inman

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Advisory vote on the compensation of the named executive officers of Lam Research (“Say on Pay”).

3.	Ratification of the appointment of independent registered public accounting firm for fiscal year 2014.

NOTE: Other business that may properly come before the annual meeting (including any adjournment or postponement thereof) will be voted as the proxy holders deem advisable.

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